UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 1, 2025

DULUTH HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Wisconsin	001-37641	39-1564801
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 East Front Street

Mount Horeb, Wisconsin 53572

(Address of principal executive offices, including zip code)

(608) 424-1544

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, No Par Value	DLTH	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreements.

On October 1, 2025 (the “Second Amendment Effective Date”), Duluth Holdings Inc. (the “Company”) entered into the Amendment No. 2 to Credit Agreement, dated October 1, 2025 (the “Second Amendment”), among the Company, each Guarantor from time to time party hereto, certain financial institutions as Lenders thereto (the “Lenders”), and BMO Bank N.A., as administrative agent for the Lenders, to exercise its rights and amend the existing Credit Agreement, dated April 28, 2025, among the same parties (as amended prior to the date hereof, the “Credit Agreement”). The Second Amendment, among other things, (i) temporarily increases the aggregate revolving credit commitment under the Credit Agreement from $100 million to $125 million, as allowed by the existing Credit Agreement, beginning on the Second Amendment Effective Date until March 31, 2026, as of which date the revolving credit commitment will return to $100 million and (ii) permits the Company to request a second increase in the revolving credit commitment of $25 million during the term of the Credit Agreement after March 31, 2026 with the consent of the Administrative Agent, subject to credit approval of the Lenders and satisfaction of certain conditions.

The Second Amendment is filed as Exhibit 10.1 herewith and is incorporated herein by reference. The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by the full text of such agreement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment No. 2 to Credit Agreement, dated as of October 1, 2025, among Duluth Holdings Inc., certain financial institutions as Lenders thereto, and BMO Bank N.A., as Administrative Agent

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DULUTH HOLDINGS INC.

Dated: October 3, 2025	By:	/s/ Heena Agrawal
Heena Agrawal Senior Vice President and Chief Financial Officer